Subsequent Events	12 Months Ended
Jun. 30, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
36.	Subsequent events

Sale of Boston Tower building

On July 15, 2020, IRSA Propiedades Comerciales has signed with an unrelated third party a bill of sale with possession of a medium-height floor of Boston Tower located at 265 Della Paolera in Catalinas District in the Autonomous City of Buenos Aires for a total area of approximately 1,063 square meters and 5 parking lots located in the building.

The price of the transaction was ARS 477 million (USD 6.7 million).

On August 25, 2020, IRSA Propiedades Comerciales has sold and transferred 5 floors of the Boston Tower located at 265 Della Paolera in the Catalinas District in the Autonomous City of Buenos Aires for a gross rental area of approximately 6,235 square meters and 25 parking lots located in the building.

The price of the transaction was ARS 2,562 million (USD 34.7 million).

Sale of Bouchard building

On July 30, 2020 IRSA Propiedades Comerciales has sold the entire "Bouchard 710" building, located in the Plaza Roma district of the Autonomous City of Buenos Aires, to an unrelated third party. The tower consists of 15,014 m2 of gross rental area on 12 office floors and 116 parking lots.

The price of the transaction was ARS 6,300 million (USD 87 million).

Payment of Class IV Notes

On September 14, 2020, the capital of the Class IV Notes was canceled for a total of ARS 10,381 million (USD 140 million) and the interest accrued to date for ARS 133.7 million (USD 1.8 million).